UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 28, 2020

Date of Report (Date of earliest event reported)

Truist Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series F Non-Cumulative Perpetual Preferred Stock	TFC.PF	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series G Non-Cumulative Perpetual Preferred Stock	TFC.PG	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock	TFC.PH	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting

On April 28, 2020, Truist Financial Corporation (“Truist” or the “Corporation”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 1,203,848,527 shares of Truist’s common stock were present or represented by proxy at the meeting. This represented approximately 89.5% of Truist’s 1,345,001,536 shares of common stock that were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, Truist shareholders voted on four proposals and cast their votes as described below. The proposals are described in the Corporation’s 2020 Proxy Statement.

Proposal 1: Election of Directors

Each of the individuals named below was elected to serve as a director of the Corporation for a one-year term expiring at the 2021 Annual Meeting of Shareholders:

Name	Votes For	Votes Against	Abstentions
Jennifer S. Banner	1,020,319,683	31,703,672	2,619,467
K. David Boyer, Jr.	1,036,189,827	15,512,256	2,940,740
Agnes Bundy Scanlan	1,045,460,349	6,329,116	2,853,357
Anna R. Cablik	1,029,257,866	22,555,252	2,829,705
Dallas S. Clement	1,045,433,151	6,291,855	2,915,382
Paul D. Donahue	1,045,286,333	6,424,105	2,932,385
Paul R. Garcia	1,046,776,579	4,915,766	2,949,378
Patrick C. Graney III	1,045,828,327	5,881,482	2,933,013
Linnie M. Haynesworth	1,045,361,002	6,388,176	2,886,363
Kelly S. King	1,011,206,024	37,352,087	6,083,878
Easter A. Maynard	1,045,221,465	6,569,336	2,852,021
Donna S. Morea	1,046,092,538	5,784,953	2,758,051
Charles A. Patton	1,045,977,057	5,678,978	2,986,787
Nido R. Qubein	1,037,536,746	14,057,351	3,041,445
David M. Ratcliffe	1,033,737,145	9,599,816	11,305,861
William H. Rogers, Jr.	1,040,283,533	11,567,808	2,791,481
Frank P. Scruggs, Jr.	1,045,603,075	6,158,181	2,881,567
Christine Sears	1,046,349,145	5,537,796	2,754,797
Thomas E. Skains	1,034,141,073	17,674,662	2,827,087
Bruce L. Tanner	1,046,184,037	5,637,063	2,821,723
Thomas N. Thompson	1,033,286,537	18,449,051	2,907,234
Steven C. Voorhees	1,045,559,020	6,237,342	2,846,461

There were 149,205,705 broker non-votes for each director on this proposal.

Proposal 2: Ratification of Auditors

Shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2020.

Votes FOR	Votes AGAINST	Abstentions
1,186,730,009	14,517,825	2,600,693

There were no broker non-votes for this proposal.

Proposal 3: Advisory Vote Regarding Truist’s Executive Compensation Program

Shareholders approved Truist’s executive compensation program, as described in the Corporation’s 2020 Proxy Statement.

Votes FOR	Votes AGAINST	Abstentions
980,619,073	66,080,847	7,925,133

There were 149,205,705 broker non-votes for this proposal.

Proposal 4: Shareholder proposal regarding an independent chairman of the Board of Directors

Shareholders did not approve the proposal regarding an independent chairman.

Votes FOR	Votes AGAINST	Abstentions
470,086,661	577,503,312	7,045,198

There were 149,205,705 broker non-votes for this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: April 29, 2020